                                                                    EXHIBIT 13.1

                            Certification Pursuant to



                             18 U.S.C. Section 1350



      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002





     In connection with the Annual Report on Form 20-F of PrimaCom AG, a stock corporation organized under the laws of the Federal Republic of Germany (the "Company"), for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge that:



     1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.


Dated: March 31, 2005                           /s/ Hans-Werner Klose
                                                --------------------------------
                                                Hans-Werner Klose




Dated: March 31, 2005                           /s/ Wolfgang Preuss
                                                --------------------------------
                                                Wolfgang Preuss